UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 18, 2012

APEX 4, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-54732	45-5312769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(IRS Employer Identification No.)

Gregory Lykiardopoulos

105 Barbaree Way

Tiburon, CA  94920

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(415) 381-4806

 (ISSUER TELEPHONE NUMBER)

4115 Blackhawk Plaza Circle, Suite 100

Danville, CA 94506

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01

Change in Control of Registrant.

On July 18, 2012, Richard Chiang, the officer and director of APEX 4, Inc. (the “Registrant”), entered into a Share Purchase Agreement pursuant to which he sold an aggregate of 10,000,000 shares of the Registrant’s common stock to Gregory Lykiardopoulos for a purchase price of $40,000. A copy of the Share Purchase Agreement is attached hereto as Exhibit 10.1

Pursuant to the Share Purchase Agreement, Mr. Lykiardopoulos became the sole shareholder of the Registrant, owning 100% of the issued and outstanding shares of the Registrant’s common stock.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain officers; Compensatory Arrangements of Certain Officers.

Election of New Director

On July 17, 2012, immediately prior to the closing of the Share Purchase Agreement transaction, Mr. Chiang, acting as the sole shareholder of the Registrant, elected and appointed Mr. Lykiardopoulos to the Board of Directors of the Registrant.  Biographical information relating to Mr. Lykiardopoulos is below.

Resignation of Director

Immediately following the closing of the Share Purchase Agreement transaction, Mr. Chiang tendered his resignation as the Registrant’s President, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors.  Mr. Lykiardopoulos, acting as the sole remaining member of the Registrant’s Board of Directors, accepted Mr. Chiang’s resignation.  The resignations were in connection with the consummation of the Share Purchase Agreement with Mr. Lykiardopoulos and were not the result of any disagreement with Registrant on any matter relating to Registrant's operations, policies or practices.

Appointment of Officers

Following Mr. Chiang’s resignations, Mr. Lykiardopoulos appointed himself as President, Chief Executive Officer, and Chairman of the Board of Directors of the Registrant.

Biographical Information for Gregory Lykiardopoulos - Mr. Lykiardopoulos currently serves as the Chairman and CEO of Triton Distribution Systems, Inc., where he has served since January 2006.  From 1999 until January 2006, Mr. Lykiardopoulos founded and operated GRSNetwork, Inc., a company engaged in a Web-based travel business. GRS terminated its operations in January 2006. Mr. Lykiardopoulos is fluent in six languages. He received a B.A. degree in Business Administration from the American University in Cairo, Egypt.

As of the date of this filing, there has not been any material plan, contract or arrangement (whether or not written) to which any of our officers or directors are a party in connection with their appointments at APEX 4, Inc.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITIS

Item 9.01 Financial Statement and Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Exhibits.

Exhibit No.	Document	Location
10.1	Share Purchase Agreement dated July 18, 2012	Filed herewith
17.1	Resignation Letter of Richard Chiang dated as of July 18, 2012, effective July 18, 2012	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX 4, Inc.

By:  /s/ Gregory Lykiardopoulos

Name:  Gregory Lykiardopoulos

Title: President and Chief Executive Officer

Dated: July 18, 2012